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                                                                    Exhibit 10.3

                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                REFUND ANTICIPATION LOAN PARTICIPATION AGREEMENT

      THIS FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED REFUND ANTICIPATION LOAN PARTICIPATION AGREEMENT (this "First Amendment"), dated as of August 20, 2004, is made by and among Block Financial Corporation, a Delaware corporation ("BFC"), Household Tax Masters, Inc., a Delaware corporation ("Tax Masters"), and Household Tax Masters Acquisition Corporation, a Delaware corporation, or its BFC's approved assignee ("HTMAC").

                                    RECITALS

      WHEREAS, the parties hereto entered into a Third Amended and Restated Refund Anticipation Loan Participation Agreement, dated as of January 1, 2004 (the "Third Agreement"); and

      WHEREAS, the parties hereto desire to amend certain provisions of the Third Agreement as set forth in this First Amendment;

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

      1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Third Agreement.

      2. Paragraph 2.5 of the Third Agreement is deleted in its entirety and the following is substituted in lieu thereof:

            "2.5 Applicable Percentages. Tax Masters (or any of its Affiliates) shall be the exclusive facilitator of a Refund Anticipation Check Service to customers of Block Offices owned by Block Services, Corporate Franchisees and any of Block Services' Affiliates through the period ending June 30, 2006 (it being understood that this sentence does not supercede or replace the provisions set forth in
            Section 8.1 of the Second Amended and Restated Refund Anticipation Loan Operations Agreement dated June 9, 2003). The Applicable Percentage for Corporate Pool RALs shall be shall be 49.999999%. The Applicable Percentage for a Major Franchisee Pool RAL shall be 25%. Notwithstanding the foregoing provisions of this Section 2.5, any Applicable Percentage (a) for a particular Tax Period may be such lesser percentage as specified by BFC by giving written notice to Tax Masters and HTMAC on or before September 1 immediately prior to such Tax Period (it being understood that (i)

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            such lesser percentage shall pertain only to the particular Tax
            Period for which such notice is given and (ii) if no such notice is given for a particular Tax Period, the Applicable Percentages shall be the percentages as set forth in this Section 2.5), or (b) for any portion of a particular Tax Period shall be reduced to zero if BFC has exceeded its internal funding limit (it being understood that (i) the reduction of the percentage to zero shall only be in effect during the periods of time BFC has exceeded its internal funding limit and (ii) for the periods of time BFC has not exceeded its internal funding limit, the Applicable Percentages shall be the percentages as set forth in this Section 2.5."

      3. Except as set forth in this First Amendment, the Third Agreement shall remain in full force and effect and is ratified and confirmed in all other respects.

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      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this First Amendment as of the date set forth above.

                                        BLOCK FINANCIAL CORPORATION

                                        By:  /s/ Becky S. Shulman
                                            ------------------------------------
                                            Name: Becky S. Shulman
                                            Title: Vice President

                                        HOUSEHOLD TAX MASTERS, INC.

                                        By:  /s/ Susan E. Artmann
                                            ------------------------------------
                                            Name: Susan E. Artmann
                                            Title: Vice President

                                        HOUSEHOLD TAX MASTERS
                                        ACQUISITION CORPORATION

                                        By:  /s/ Susan E. Artmann
                                            ------------------------------------
                                            Name: Susan E. Artmann
                                            Title: Treasurer and CFO